UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 28, 2011

ALICO, INC.
(Exact Name of Registrant as Specified in Charter)

Florida	0-261	59-0906081
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 338, LaBelle, FL 33975
(Address of Principal Executive Offices) (Zip Code)

(863) 675-2966
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to Current Report on Form 8-K/A is being filed to correct Exhibit 99.1 to the Current Report on Form 8-K filed on February 23, 2011 ( the “Original Form 8-K”) relating to Item 9.01.  Exhibit 99.1 is being re-filed to correct the Audit Committee members.  The Audit Committee members are as follows: Chairperson and Financial Expert:  Ramon A. Rodriguez, Charles L. Palmer, John D. Rood and Robert J. Viguet, Jr.  Gordon Walker Ph.D. is not a member of the Audit Committee as reported in the Original Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated February 23, 2010

February 28, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALICO, INC.

By:	/s/ JD Alexander
	Name:	JD Alexander
	Title:	President, Chief Executive Officer & Vice-Chairman of the Board